EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of First Federal Bancshares of Arkansas, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three and six months ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Sherri R. Billings
Sherri R. Billings
Chief Financial Officer

Date: August 7, 2009